REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of January 12, 2000, by and between Hyperdynamics Corporation, a Delaware corporation (the "Company"), the subscribers (hereinafter referred to as "Subscribers" OR "INVESTORS") and the Placement Agent (as defined in the Subscription Agreement) to the Company's offering ("Offering") of up to Five Thousand (5,000) shares of Series A Convertible Preferred Stock (the "Preferred Stock"), warrants to purchase up to 500,000 shares of the Company's Common Stock, as well as the warrants to purchase shares of Common Stock issued to the

Placement Agent (collectively referred to as the "Warrants") pursuant to the Regulation 1) Securities Subscription Agreements between the Company and the Subscribers (the "Subscription Agreements"), the terms of which are incorporated herein and made a part hereof.

          1.     DEFINITIONS.  For  purposes  of  this  Agreement:
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          (a)     The  terms  "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Act") and pursuant to Rule 411 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document;

          (b) For purposes of the Required Registration under Section 2 hereof, the term "Registrable Securities" means

                  (i) the shares of the Company's Common Stock into which the shares of Series A Preferred Stock (the "Preferred Stock") sold in the Offering (as defined in the Subscription Agreement) may be converted;

                  (ii) the Common Stock to be issued upon exercise of the Warrants issued in the Offering;

                  (iii) the Common Stock issued to, and the Common Stock to be issued upon exercise of the Warrants issued to, the Placement Agent in the Offering; and

                  (iv) any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock.

          (c) The number of shares of "Registrable Securities then outstanding" shall include the number of shares of Common Stock which have been issued or are issuable upon conversion of the Preferred Stock and the exercise of the Warrants at the time of such determination;

          (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof;


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          (e)     The  terms  "Offering"  and  "Closing" shall have the meanings ascribed to  them  in  the  Subscription  Agreement.

          2.     REQUIRED  REGISTRATION.
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          (a)     Within forty-five (45) days after the Closing of the Offering, the Company shall file a registration statement ("Registration Statement") on Form S-3 (or other suitable form), with the SEC covering the resale of all shares of Registrable Securities then outstanding.

          (b) If the Registration Statement is not filed with the SEC within forty-five (45) days after the Closing of the Offering, the Company shall pay each Investor an amount equal to three percent (3%) per month of the aggregate amount of Preferred Stock purchased by such Investor in the Offering, compounded monthly and accruing daily, until the Registration Statement is filed with the SEC, payable in cash or in common stock at the sole discretion of the Holder, which common stock shall also be deemed "Registrable Securities" for the purpose of this Agreement.

          (c) The Company shall use its best efforts to have the Registration Statement declared effective by the SEC.

          (d) If the Registration Statement is not declared effective by the SEC, or otherwise becomes effective within the meaning of the Rules and regulations of the SEC. within one hundred forty-five (145) calendar days after the Closing of the Offering, then the Company shall on the one- hundred forty-sixth day after the Closing of the Offering pay each Investor an amount equal to two percent (2%) of the aggregate amount of Preferred Stock purchased by such Investor in the Offering, payable in cash or in common stock at the sole discretion of the Holder, which common stock shall also be deemed "Registrable Securities" for the purpose of this Agreement. On every thirtieth calendar day thereafter until the Registration Statement becomes or is declared effective, the Company shall pay each Investor an additional amount equal to two percent (2%) of the aggregate amount of Preferred Stock purchased by such Investor in the Offering, payable in cash or in common stock at the sole discretion of the Holder, which common stock shall also be deemed "Registrable Securities" for the purpose of this Agreement. Notwithstanding anything to the contrary in this Agreement, no additional payments shall become due under this Section 2(d) after the three-hundred sixty-fifth (365~) day after the Closing of the Offering.

          3.     LIMITATION ON OBLIGATIONS TO REGISTER. Notwithstanding anything
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to  the  contrary  herein,  the  Company  shall  have the right (i) to defer the initial filing or request for acceleration of effectiveness of the Registration Statement or (ii) after effectiveness, to suspend effectiveness of such registration statement, if, in the good faith judgment of the board of directors of the Company and upon the advice of counsel to the Company, such delay in filing or requesting acceleration of effectiveness or such suspension of effectiveness is necessary in light of (i) the requirement by any underwriter in a public offering by the Company that such Registration Statement be delayed or suspended or (ii) the existence of material non-public information (financial or otherwise) concerning the Company, disclosure of which at the time is not, in the opinion of the board of directors of the Company upon the advice of counsel,
(A)  otherwise  required  and  (B)  in  the  best  interests  of  the  Company.


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          4.     OBLIGATIONS TO INCREASE THE NUMBER OF AVAILABLE SHARES. In the
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event that  the  number  of  shares  available  under  a  registration statement filed pursuant to Section 2 is insufficient to cover all of the Registrable Securities then outstanding, the Company shall amend that registration statement, or file a new registration statement, or both, so as to cover all shares of Registrable Securities then outstanding. The Company shall effect such amendment or new registration within sixty (60) days of the date the registration statement filed under Section 2 is insufficient to cover all the shares of Registrable Securities then outstanding. Any Registration Statement filed hereunder shall, to the extent permissible by the Rules of the Securities and Exchange Commission ("SEC"), state that, in accordance with Rule 416 under the Act, such Registration Statement also covers such indeterminate numbers of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock or exercise of the Warrants to prevent dilution resulting from stock changes or by reason of changes in the conversion price in accordance with the terms thereof.

          5.     OBLIGATIONS  OF  THE  COMPANY.  Whenever  required  under  this
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Agreement  to effect the registration of any Registrable Securities, the Company shall,  as  expeditiously  as  reasonably  possible:

          (a) Prepare and file with the SEC such exhibits, amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (b) With respect to any Registration Statement filed pursuant to this Agreement, keep such registration statement effective until the earlier of
(i) the Holders of Registrable Securities covered by such registration statement have completed the distribution described in the registration statement; or (ii) twenty-four (24) months after the effective date of registration.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.


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          (f)     Notify each Holder of Registrable Securities  covered  by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, (1) an opinion, dated such date, of the outside counsel of recognized standing (or reasonably acceptable to Holder) representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          (h) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

          (i) Provide Holders with written notice of the date that a registration statement registering the resale of the Registrable Securities is declared effective by the SEC.

          (j) Provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement subject to all information received by the Holders and their representatives being kept confidential.

          (k) Provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC.

          6.     FURNISH  INFORMATION.  It shall be a condition precedent to the
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obligations  of  the  Company to take any action pursuant to this Agreement with regard to each selling Holder that such selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held to them, and the intended method of disposition of such securities as shall be reasonably required to effect


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the  registration  of  their  Registrable  Securities  or  to  determine  that registration is not required pursuant to Rule 144 or other applicable provision of the Act.

          7.     EXPENSES  OF  REQUIRED REGISTRATION. The Company shall bear and
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pay  all  expenses  incurred  in  connection  with  any  registration, filing or qualification of Registrable Securities with respect to the registration pursuant to Section 2 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto but excluding underwriting discounts and commissions and fees and expenses of counsel to the selling Holders relating to Registrable Securities.

          8.     INDEMNIFICATION.  In  the  event any Registrable Securities are
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included  in  a  registration  statement  under  this  Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling  person.

          (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law,


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insofar  as  such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 8(b) exceed the net proceeds from the offering received by such Holder.

          (c)     Promptly  after  receipt  by  an  indemnified party under this
Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

          (d)     In  the  event that the indemnity provided in paragraph (a) or
(b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each holder of Registrable Securities agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the holders of Registrable Securities may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the holders in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall any holder be responsible for any amount in excess of the net purchase price of securities sold by it under the registration statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the holders. The Company and the holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person


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who controls a holder of Registrable Securities within the meaning of either the
Act or the 1934 Act and each director, officer, partner, employee and agent of a holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the 1934 Act and each director of the Company, and each officer of the Company who has signed the registration statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).


          (e) The obligations of the Company and Holders under this Section 8 shall survive the redemption and conversion, if any, of the Preferred Stock, the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

          9.     REPORTS  UNDER  SECURITIES EXCHANGE ACT OF 1934. With a view to
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making  available  to the Holders the benefits of Rule 144 promulgated under the
Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

          10.     AMENDMENT  OF  REGISTRATION  RIGHTS.  Any  provision  of  this
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Agreement  may  be  amended  and  the  observance  thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

          11.     NOTICES.  All  notices  required  or  permitted  under  this
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Agreement  shall  be  made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company: Hyperdynamics Corporation, Attention Chief Financial Officer, 2656 South Loop West, Suite 103, Houston, TX 77054, Telephone No. (713) 660-9771, Facsimile No. (713) 660-9775 and (ii) the Holders at their respective last address as the party shall have furnished in writing as a new address to be entered on such register. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.


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          12.     TERMINATION. This Agreement shall  terminate on the earlier to
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occur of (a) the date that is three (3) years from the date of this Agreement or
(b) the date the distribution of all Registrable Securities described in any registration statement filed pursuant to this Agreement is completed; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement or (iii) the Company's obligation to maintain the effectiveness of a registration statement filed prior thereto in accordance with the terms hereof, and to fulfill its obligation hereunder in respect thereof until it is no longer required to maintain the effectiveness thereof.

          13.     ASSIGNMENT.  No assignment, transfer or delegation, whether by
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operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Shares are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

          14.     MISCELLANEOUS.
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          (a)     Governing  Law.  This  Agreement  shall  be  governed  by  and
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construed  in  accordance  with the laws of the State of Delaware without giving effect  to  conflict  of  laws.

          (b)     Successors  and  Assigns. Except as otherwise provided herein,
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the  provisions  hereof  shall inure to the benefit of, and be binding upon, the successors,  assigns, heirs, executors and administrators of the parties hereto.

          (c)     Delays  or  Omissions.  No  delay  or omission to exercise any
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right,  power  or  remedy accruing to any holder of any Registrable Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any party of any provisions of conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          (d)     Counterparts.  This Agreement may be executed in any number of
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counterparts,  each  of which may be executed by less than all of the Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          (e)     Severability.  In  the  case  any  provision of this Agreement
                  ------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(CONTINUED  ON  FOLLOWING  PAGE)

          The foregoing Registration Rights Agreement is hereby executed as of the date first above written.


HYPERDYNAMICS  CORPORATION


By:_/s/  Kent  P.  Watts
    --------------------
Name:    Kent  P.  Watts
     -------------------

Title:         President
       -----------------


INVESTOR(S)


_____________________
Investor's  Name


By:__________________
     (Signature)

Name:________________

Title:_________________

Address:
______________________
______________________
______________________

          The foregoing Registration Rights Agreement is hereby executed as of the date first above written.


HYPERDYNAMICS  CORPORATION


By:  ______________________________

Name:______________________________
Title:  ___________________________


INVESTOR(S)


Cache  Capital  USA  L.P.
-------------------------
Investor's  Name

By:/s/ Joseph C. Carouse
   ---------------------
         (Signature)

Name:  Joseph C. Carouse
     -------------------
Title: Investment Manager
      -------------------

Address:
3343 Peachtree Rd., Suite 500
-----------------------------
Atlanta, GA 30326
-----------------------------
Attn: Mike Ezzell
-----------------------------

PLACEMENT  AGENT
J.P. Carey Securities, Inc.
-----------------------------
Agent's  Name

By:  James  P.  Canouse
     ------------------------
          (Signature)
Name:  James  P.  Canouse
       ----------------------
Title:  Senior Vice President
        ---------------------